                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          JULY 15, 1997




                        TRAVELERS PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


       DELAWARE                                      1-14328                                     06-1445591
    (State or other                           (Commission File Number)                           (IRS Employer
    jurisdiction of                                                                           Identification No.)
    incorporation)




ONE TOWER SQUARE, HARTFORD, CONNECTICUT               06183
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:    (860) 277-0111

                        TRAVELERS PROPERTY CASUALTY CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 5. OTHER EVENTS

         Travelers Property Casualty Corp. (the Company) reported operating earnings of $280.4 million, or $0.70 per share, for the quarter ended June 30, 1997, up 32% from $213.0 million, or $0.56 per share in 1996. Net income was $276.0 million, or $0.69 per share in 1997, compared with a loss of $216.2 million, or $0.59 per share in 1996. Net income/loss includes $4.4 million and $38.2 million in realized investment losses for the 1997 and 1996 quarters, respectively, and $391.0 million of net charges related to the acquisition and integration of the Aetna property casualty businesses in the second quarter of 1996. Per share results are based on 398.5 million and 374.2 million average shares outstanding during the 1997 and 1996 quarters, respectively.

         Net written premiums for the quarter were $1.886 billion compared to $1.776 billion for the corresponding 1996 period, excluding an adjustment associated with a reinsurance transaction. The statutory combined ratio for the quarter was 103.0%, an improvement from 107.2% in the 1996 quarter excluding charges associated with the acquisition and integration of the Aetna property casualty businesses.

         Combined net written premiums for the six-month period were $3.999 billion in 1997 compared to $3.657 billion in 1996.

         As of June 20, 1997, the Company agreed to repurchase, in the aggregate, 6,600,102 shares of Class A Common Stock held by Aetna Services, Inc., J.P. Morgan Capital Corporation, Fund American Enterprise Holdings, Inc. and The Trident Partnership, L.P. (collectively, the "Private Investors") for a total purchase price of approximately $240.8 million, representing a discount to the then current market price. The repurchases, which closed on July 1, 1997, represent 20% of the holdings of each of the Private Investors. As part of the repurchase agreement, each of the Private Investors agreed to extend its contractual sale restrictions on 50% of the remaining shares held by the Private Investors for an additional period of approximately six months, to March 15, 1998. Following these transactions, Travelers Group Inc.'s beneficial ownership of the Company increased to approximately 83.4%.

Note: Financial results for the first six months of 1996 do not include the former Aetna property and casualty businesses for the first quarter of 1996, since these businesses were acquired by the Company on April 2, 1996. Certain combined production statistics have been included for the first six months of 1996 for comparative purposes only.

COMMERCIAL LINES:
         QUARTER -- OPERATING EARNINGS ROSE 17% TO $209.3 MILLION FROM $178.3 MILLION
         SIX MONTHS -- OPERATING EARNINGS OF $402.8 MILLION, UP 70% FROM $237.3 MILLION

         In Commercial Lines, production was up compared with last year's second quarter although the Company continued its disciplined underwriting in a highly competitive marketplace. Production levels and customer retention remained strong for all major businesses.

         Operating earnings reached $209.3 million compared to $178.3 million in the 1996 quarter. The operating results in this segment reflect strong net investment income and continued expense savings. Catastrophe losses were insignificant in both quarters.

         The statutory combined ratio for the quarter was 109.7% compared to 111.5% in the 1996 quarter, excluding net charges related to the acquisition and integration of the Aetna property casualty businesses. Total net written premiums for the quarter were $1.141 billion compared to $1.100 billion in the second quarter of 1996, excluding an adjustment associated with a reinsurance transaction.

         Combined net written premiums were $2.479 billion for the six months ended June 30, 1997, compared to $2.324 billion in the 1996 period. This increase was primarily attributable to a change to conform the Aetna method with the Travelers method of recording net written premiums.

PERSONAL LINES:
         QUARTER -- OPERATING EARNINGS GREW 57% TO $101.3 MILLION, UP FROM $64.7 MILLION
         SIX MONTHS -- OPERATING EARNINGS REACHED $208.8 MILLION, UP 139% FROM $87.4 MILLION

         Personal Lines second quarter performance was strong as operating income increased 57% over last year, benefiting from a low level of catastrophe losses during the quarter, lower expenses and continued favorable prior year reserve development in the automobile line. Catastrophe losses for the quarter were $4.5 million after taxes and reinsurance, compared with $14.0 million a year ago.

         Production increased compared to second quarter 1996 and first quarter 1997 (excluding a change in reinsurance arrangements in January 1997), and good retention experience continued in our target markets.

         The statutory combined ratio for the quarter was 92.8% compared to 100.1% in the 1996 quarter. Total net written premiums were $744.9 million for the quarter compared to $675.8 million in 1996. Combined net written premiums were $1.520 billion for the six months ended June 30, 1997, compared to $1.333 billion in the 1996 period.

CORPORATE AND OTHER: OPERATING EXPENSE OF $30.2 MILLION FOR THE QUARTER
                     COMPARED TO $30.0 MILLION IN THE 1996 QUARTER

     The primary component of Corporate and Other operating expense for the quarter was interest expense of $26.0 million reflecting financing costs associated with the Aetna property casualty acquisition.

         The Company is a leading provider of a broad range of insurance products and services for commercial markets, including workers' compensation, property, liability, specialty and fidelity and surety bonds. The Company is also a leading provider of homeowners and auto insurance for consumers. The Company is a member of Travelers Group Inc., a diversified financial services company.

----------------------------------------------------------------------------------------------------------------------------
SUMMARY OF EARNINGS                                                                       Travelers Property Casualty Corp.

(in millions, except per share data)
----------------------------------------------------------------------------------------------------------------------------
                                                                              AS OF, AND FOR              AS OF, AND FOR
                                                                               THE QUARTER                THE SIX MONTHS
                                                                               ENDED JUNE 30,              ENDED JUNE 30,
                                                                           1997            1996          1997       1996
----------------------------------------------------------------------------------------------------------------------------
Revenues                                                                 $2,430.9        $2,202.2      $4,862.2    $3,354.1
----------------------------------------------------------------------------------------------------------------------------

Operating income                                                         $  280.4        $  213.0      $  548.3    $  293.8
Net charges related to the acquisition and integration of Aetna P&C             -          (391.0)            -      (391.0)
Realized investment gains (losses)                                           (4.4)          (38.2)          0.8       (21.0)
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                           276.0          (216.2)        549.1      (118.2)
Preferred dividends                                                             -             3.5             -         3.5
----------------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                             $  276.0        $ (219.7)     $  549.1    $ (121.7)
----------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE:
Operating income                                                         $   0.70        $   0.56      $   1.37    $   0.87
Net charges related to the acquisition and integration of Aetna P&C             -           (1.05)            -       (1.17)
Realized investment gains (losses)                                          (0.01)          (0.10)         0.01       (0.06)
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                        $   0.69        $  (0.59)     $   1.38    $  (0.36)
----------------------------------------------------------------------------------------------------------------------------

Dividends declared                                                       $   30.0        $      -      $   60.0    $      -
Weighted average number of common shares outstanding and
  common stock equivalents                                                  398.5           374.2         399.0       334.3
Common shares outstanding at period end                                     393.1           400.0         393.1       400.0
----------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME (LOSS)
  Commercial Lines                                                       $  209.3        $  178.3      $  402.8    $  237.3
  Personal Lines                                                            101.3            64.7         208.8        87.4
  Corporate and Other                                                       (30.2)          (30.0)        (63.3)      (30.9)
----------------------------------------------------------------------------------------------------------------------------
                                                                         $  280.4        $  213.0      $  548.3    $  293.8
----------------------------------------------------------------------------------------------------------------------------
REVENUES
  Commercial Lines                                                       $1,612.3        $1,445.3      $3,236.4    $2,219.9
  Personal Lines                                                            814.9           749.7       1,619.9     1,122.3
  Corporate and Other                                                         3.7             7.2           5.9        11.9
----------------------------------------------------------------------------------------------------------------------------
                                                                         $2,430.9        $2,202.2      $4,862.2    $3,354.1
----------------------------------------------------------------------------------------------------------------------------
REVENUES EXCLUDING REALIZED INVESTMENT GAINS (LOSSES)
  Commercial Lines                                                       $1,612.4        $1,494.8      $3,224.7    $2,243.4
  Personal Lines                                                            821.6           758.4       1,630.3     1,130.8
  Corporate and Other                                                         3.7             7.6           5.9        12.3
----------------------------------------------------------------------------------------------------------------------------
                                                                         $2,437.7        $2,260.8      $4,860.9    $3,386.5
----------------------------------------------------------------------------------------------------------------------------

Note: Financial data for Travelers Casualty and Surety Company, formerly The Aetna Casualty and Surety Company, and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

-------------------------------------------------------------------------------------------------------
AFTER-TAX INCOME BY SOURCE                                           TRAVELERS PROPERTY CASUALTY CORP.

(IN MILLIONS)
--------------------------------------------------------------------------------------------------------
                                                FOR THE QUARTER                 FOR THE SIX MONTHS
                                                ENDED JUNE 30,                     ENDED JUNE 30,
                                                1997          1996              1997            1996
--------------------------------------------------------------------------------------------------------
Property Casualty Operations:
 Underwriting:
        Commercial Lines                        $  (90.8)     $ (476.5)         $(192.4)        $(535.8)
        Personal Lines                              30.8         (14.5)            70.4           (24.8)
---------------------------------------------------------------------------------------------------------
Total GAAP underwriting loss                       (60.0)       (491.0)          (122.0)         (560.6)
---------------------------------------------------------------------------------------------------------
Other income                                        17.1          15.0             33.1            21.2
Net investment income                              353.5         328.0            700.5           473.1
Effective tax rate on net investment income         30.0%         30.4%            30.3%          29.0%
Net charges related to the acquisition and
  integration of Aetna P&C                             -         391.0                -          391.0
---------------------------------------------------------------------------------------------------------
Operating income from Property Casualty
        Operations                                 310.6         243.0            611.6          324.7
Operating loss from Corporate and Other            (30.2)        (30.0)           (63.3)         (30.9)
---------------------------------------------------------------------------------------------------------
Total operating income                             280.4         213.0            548.3          293.8
Net charges related to the acquisition and
        integration of Aetna P&C                       -        (391.0)               -         (391.0)
Realized investment gains (losses)                  (4.4)        (38.2)             0.8          (21.0)
---------------------------------------------------------------------------------------------------------
Net income (loss)                                  276.0        (216.2)           549.1         (118.2)
Preferred dividends                                    -           3.5                -            3.5
---------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock      $276.0       $(219.7)          $549.1        $(121.7)
---------------------------------------------------------------------------------------------------------

NOTE: Financial data for Travelers Casualty and Surety Company, formerly The Aetna Casualty and Surety Company, and The Standard
Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.


                                                        6

------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS                                             TRAVELERS PROPERTY CASUALTY CORP.

(IN MILLIONS)
------------------------------------------------------------------------------------------------------------------
                                                     FOR THE QUARTER                       FOR THE SIX MONTHS
                                                      ENDED JUNE 30,                          ENDED JUNE 30,
                                                   1997           1996                    1997            1996
------------------------------------------------------------------------------------------------------------------
Revenues:
  Premiums                                      $ 1,811.8       $ 1,666.6               $ 3,611.7       $ 2,492.8
  Net investment income                             506.4           471.8                 1,006.6           667.5
  Fee income                                         91.4           100.6                   188.4           193.7
  Realized investment gains (losses)                 (6.8)          (58.6)                    1.3           (32.4)
  Other revenues                                     28.1            21.8                    54.2            32.5
------------------------------------------------------------------------------------------------------------------
Total revenues                                    2,430.9         2,202.2                 4,862.2         3,354.1
------------------------------------------------------------------------------------------------------------------

Claims and expenses:
  Claims and claim adjustment expenses*           1,375.1         1,806.9                 2,748.2         2,537.2
  Amortization of deferred acquisition costs        279.2           246.9                   562.3           370.0
  Interest expense                                   40.0            38.0                    79.9            38.0
  General and administrative expenses               344.0           470.9                   689.1           644.7
------------------------------------------------------------------------------------------------------------------
Total expenses                                    2,038.3         2,562.7                 4,079.5         3,589.9
------------------------------------------------------------------------------------------------------------------

Net income (loss) before federal income taxes       392.6          (360.5)                  782.7          (235.8)
Federal income taxes (benefit)                      116.6          (144.3)                  233.6          (117.6)
------------------------------------------------------------------------------------------------------------------
Net income (loss)                               $   276.0       $  (216.2)               $  549.1       $  (118.2)
------------------------------------------------------------------------------------------------------------------

Operating income                                $   280.4       $   213.0                $  548.3       $   293.8

*Includes pre-tax:
   Catastrophe losses(1)                        $     7.3       $    22.2                $   14.8       $    59.1
   Asbestos and environmental losses            $    29.0       $    73.0                $   59.0       $   101.0
==================================================================================================================

(1) Net of reinsurance.

Note: Financial data for Travelers Casualty and Surety Company, formerly The
      Aetna Casualty and Surety Company, and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

      Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.

===============================================================================
SELECTED STATISTICS                           TRAVELERS PROPERTY CASUALTY CORP.
PROPERTY CASUALTY OPERATIONS (1)
(IN MILLIONS)
===============================================================================

                                        FOR THE QUARTER      FOR THE SIX MONTHS
                                         ENDED JUNE 30,        ENDED JUNE 30,
                                        1997       1996       1997       1996
-------------------------------------------------------------------------------
GAAP consolidated statement
  of operations
Revenues:
  Premiums                            $1,811.8   $1,660.1   $3,611.7   $2,482.8
  Net investment income                  505.3      471.2    1,005.0      666.3
  Fee income                              91.4      100.6      188.4      193.7
  Realized investment gains
    (losses)                              (6.8)     (58.2)       1.3      (32.0)
  Other revenues                          25.5       21.3       49.9       31.4
-------------------------------------------------------------------------------
    Total revenues                     2,427.2    2,195.0    4,856.3    3,342.2
-------------------------------------------------------------------------------
Claims and expenses:
  Claims and claim adjustment
    expenses                           1,365.5    1,794.4    2,731.5    2,521.1
  Policyholder dividends                   9.6       10.4       16.7       12.2
  Amortization of deferred
    acquisition costs                    279.2      246.9      562.3      370.0
  General and administrative
    expenses                             333.9      457.5      665.9      627.0
-------------------------------------------------------------------------------
    Total expenses                     1,988.2    2,509.2    3,976.4    3,530.3
-------------------------------------------------------------------------------
Net income (loss) before federal
  income taxes                           439.0     (314.2)     879.9     (188.1)
Federal income taxes (benefit)           132.8     (128.3)     267.5     (101.1)
-------------------------------------------------------------------------------
Net income (loss) from Property
  Casualty Operations*                $  306.2   $ (185.9)  $  612.4   $  (87.0)
-------------------------------------------------------------------------------

*Includes investment results, net
  of taxes:
  Net investment income               $  353.5   $  328.0   $  700.5   $  473.1
  Realized investment gains
    (losses)                          $   (4.4)  $  (37.9)  $    0.8   $  (20.7)
===============================================================================

(1) Excludes Corporate and Other.

Note: Financial data for Travelers Casualty and Surety Company, formerly The
      Aetna Casualty and Surety Company, and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

      Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                           TRAVELERS PROPERTY CASUALTY CORP.

COMBINED RATIOS (BEFORE POLICYHOLDER DIVIDENDS)
PROPERTY CASUALTY OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE QUARTER               FOR THE SIX MONTHS
                                                                           ENDED JUNE 30,                  ENDED JUNE 30,
                                                                         1997            1996            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
GAAP COMBINED RATIO:(1)

  Loss and loss adjustment expense ratio                                 72.5%          104.8%           72.8%           97.4%

  Other underwriting expense ratio                                        30.4%          39.0%           28.6%           34.2%
------------------------------------------------------------------------------------------------------------------------------------
    Combined ratio                                                      102.9%          143.8%          101.4%          131.6%
------------------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO, EXCLUDING NET CHARGES RELATED
 TO THE ACQUISITION AND INTEGRATION OF AETNA P&C:(1)

  Loss and loss adjustment expense ratio                                 72.5%           77.1%           72.8%           78.8%

  Other underwriting expense ratio                                       30.4%           32.6%           28.6%           30.3%
------------------------------------------------------------------------------------------------------------------------------------
    Combined ratio                                                      102.9%          109.7%          101.4%          109.1%
------------------------------------------------------------------------------------------------------------------------------------

STATUTORY COMBINED RATIO:

 Loss and loss adjustment expense ratio                                  72.7%          108.7%           73.2%          100.1%

 Other underwriting expense ratio                                        30.3%           34.3%           29.1%           31.7%
------------------------------------------------------------------------------------------------------------------------------------
    Combined ratio                                                      103.0%          143.0%          102.3%          131.8%
------------------------------------------------------------------------------------------------------------------------------------

STATUTORY COMBINED RATIO, EXCLUDING NET CHARGES RELATED
 TO THE ACQUISITION AND INTEGRATION OF AETNA P&C:

  Loss and loss adjustment expense ratio                                 72.7%           76.5%           73.2%           78.6%

  Other underwriting expense ratio                                       30.3%           30.7%           29.1%           29.4%
------------------------------------------------------------------------------------------------------------------------------------
    Combined ratio                                                      103.0%          107.2%          102.3%          108.0%
------------------------------------------------------------------------------------------------------------------------------------


(1) Beginning in 1997, for purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Previously fee income was included with premiums for purposes of computing GAAP combined ratios. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses in the GAAP combined ratios was $51.7 million and $39.7 million in the 1997 second quarter, $103.2 million and $85.2 million in the 1997 six months, $53.9 million and $46.7 million in the 1996 second quarter, and $102.8 million and $90.9 million in the 1996 six months. The 1996 GAAP combined ratios have been restated to conform to the current year's presentation.

Note: Financial data for Travelers Casualty and Surety Company, formerly The
      Aetna Casualty and Surety Company, and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

==========================================================================================================================
SELECTED INVESTMENT PORTFOLIO DATA                                                       TRAVELERS PROPERTY CASUALTY CORP.

(AT CARRYING VALUE, IN MILLIONS)
==========================================================================================================================
                                                                                               AS OF             AS OF
                                                                                              JUNE 30,        DECEMBER 31,
                                                                                                1997             1996
--------------------------------------------------------------------------------------------------------------------------
Fixed maturities, available for sale at fair value:
  Mortgage-backed securities - principally obligations of U.S. Government agencies           $ 5,069.6         $ 4,527.2
  U.S. Treasury securities and obligations of U.S. Government corporations and agencies        1,915.2           2,450.6
  Corporates (including redeemable preferreds)                                                 11,974.6          11,653.4
  Obligations of states and political subdivisions                                             5,720.2           5,218.8
  Debt securities issued by foreign governments                                                  700.0             595.9
--------------------------------------------------------------------------------------------------------------------------
    Total fixed maturities                                                                    25,379.6          24,445.9
Equity securities, at fair value                                                                 982.7             778.6
Mortgage loans and real estate held for sale                                                   1,064.9           1,162.3
Short-term and other                                                                           2,156.7           2,977.5
--------------------------------------------------------------------------------------------------------------------------
    Total invested assets                                                                    $29,583.9         $29,364.3
--------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities, net of tax, included in stockholders' equity       $   279.8         $   284.5
==========================================================================================================================



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 17, 1997

                                         Travelers Property Casualty Corp.



                                         By:      /s/ William P. Hannon
                                                  -----------------------------
                                                  William P. Hannon
                                                  Chief Financial Officer

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